Exhibit 99.1

For Release on February 8, 2010

3:00 a.m. Pacific Time

For Information Contact:

Investor Relations

Varian, Inc.

650.424.5471

ir@varianinc.com

VARIAN, INC. FILES FORM 10-Q FOR FIRST QUARTER 2010

PALO ALTO, Calif. — Varian, Inc. (NasdaqGS: VARI) today reported that it has filed with the U.S. Securities and Exchange Commission its Quarterly Report on Form 10-Q for the first quarter of its fiscal year 2010. That Form 10-Q provides financial and related information on the Company’s first fiscal quarter, which ended January 1, 2010.

For a complete reconciliation of certain non-GAAP (adjusted) financial information for the first quarter of fiscal years 2009 and 2010 to the most directly comparable GAAP financial information, please refer to the attached Reconciliations of GAAP to Adjusted Results-Actual.

Non-GAAP (Adjusted) Financial Measures

This press release includes non-GAAP (adjusted) financial measures for cost of sales, selling, general and administrative expenses, research and development expenses, operating earnings, operating profit margins, income tax expense, net earnings and diluted earnings per share. These non-GAAP financial measures exclude acquisition-related intangible and inventory write-up amortization, costs related to the pending acquisition of the Company by Agilent Technologies, Inc. (“Agilent”) and restructuring and other related costs. Reconciliations of each of these non-GAAP financial measures to the most directly comparable GAAP financial measures are detailed in the Reconciliations of GAAP to Adjusted Results attached to this press release. We believe that presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations and our cash flows.

We believe that excluding acquisition-related intangible and inventory write-up amortization provides supplemental information and an alternative presentation useful to investors’ understanding of the company’s core operating results and trends. In addition, investors have indicated to us that they analyze the benefits of acquisitions based on the cash return on the investment made, and thus consider financial measures excluding acquisition-related intangible and inventory write-up amortization as important, useful information.

We similarly believe that excluding costs related to the pending acquisition by Agilent and restructuring and other related costs (principally related to facility closures and employee terminations to reduce costs and improve operational efficiency) provides supplemental information and an alternative presentation useful to investors’ understanding of the company’s core operating results and trends, especially when comparing those results on a consistent basis to results for previous periods and anticipated results for future periods. Investors have indicated that they consider financial measures of our results of operations excluding restructuring and other related costs as important supplemental information useful to their understanding of our historical results and estimating of our future results.

We also believe that, in excluding acquisition-related intangible and inventory write-up amortization, costs related to the pending acquisition by Agilent and restructuring and other related costs, our non-GAAP financial measures provide investors with transparency into what is used by management to measure and forecast our results of operations, to compare on a consistent basis our results of operations for the current period to that of prior periods, to compare our results of operations on a more consistent basis against that of other companies, in making financial and operating decisions and to establish certain management compensation.

We believe that our non-GAAP financial measures should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with GAAP.

About Varian, Inc.

Varian, Inc. is a leading worldwide supplier of scientific instruments and vacuum technologies for life science, environmental, energy, and applied research and other applications. The company provides complete solutions, including instruments, vacuum products, laboratory consumable supplies, software, training and support through its global distribution and support systems. Varian, Inc.’s common stock is traded on the NASDAQ Global Select Market under the symbol “VARI”. Further information is available on the company’s Web site at http://www.varianinc.com.

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands, except margin data)

First Quarter FY 2010 and First Quarter FY 2009

	Fiscal Quarter Ended
	January 1, 2010	January 2, 2009
TOTAL COMPANY
Cost of Sales
U.S. GAAP as reported	$114,303	$112,915
Adjustments:
Acquisition-related intangible amortization	(1,602)	(1,603)
Acquisition-related inventory write-up amortization	(30)	(17)
Restructuring and other related costs	(205)	(935)

As adjusted	$112,466	$110,360

Selling, General and Administrative
U.S. GAAP as reported	$59,877	$60,916
Adjustments:
Acquisition-related intangible amortization	(194)	(452)
Costs related to pending acquisition by Agilent	(3,191)	—
Restructuring and other related costs	(131)	(559)

As adjusted	$56,361	$59,905

Research and Development
U.S. GAAP as reported	$14,546	$14,514
Adjustments:
Restructuring and other related costs	(408)	(218)

As adjusted	$14,138	$14,296

Operating Earnings
U.S. GAAP as reported	$12,454	$19,891
Adjustments:
Acquisition-related intangible amortization	1,796	2,055
Acquisition-related inventory write-up amortization	30	17
Costs related to pending acquisition by Agilent	3,191	—
Restructuring and other related costs	744	1,712

As adjusted	$18,215	$23,675

Operating Margins
U.S. GAAP as reported	6.2%	9.6%
Adjustments:
Acquisition-related intangible amortization	0.9	1.0
Acquisition-related inventory write-up amortization	0.0	0.0
Costs related to pending acquisition by Agilent	1.6	—
Restructuring and other related costs	0.4	0.8

As adjusted	9.1%	11.4%

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands, except per share amounts)

First Quarter FY 2010 and First Quarter FY 2009

	Fiscal Quarter Ended
	January 1, 2010	January 2, 2009
TOTAL COMPANY (Continued)
Income Tax Expense
U.S. GAAP as reported	$4,580	$7,115
Tax impact of adjustments:
Acquisition-related intangible amortization	652	675
Acquisition-related inventory write-up amortization	9	5
Costs related to pending acquisition by Agilent	864	—
Restructuring and other related costs	321	584

As adjusted	$6,426	$8,379

Net Earnings
U.S. GAAP as reported	$8,071	$13,041
Adjustments:
Acquisition-related intangible amortization	1,144	1,380
Acquisition-related inventory write-up amortization	21	12
Costs related to pending acquisition by Agilent	2,327	—
Restructuring and other related costs	423	1,128

As adjusted	$11,986	$15,561

Diluted Earnings Per Share
U.S. GAAP as reported	$0.28	$0.45
Adjustments:
Acquisition-related intangible amortization	0.04	0.05
Acquisition-related inventory write-up amortization	0.00	0.00
Costs related to pending acquisition by Agilent	0.08	—
Restructuring and other related costs	0.01	0.04

As adjusted	$0.41	$0.54

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands, except margin data)

First Quarter FY 2010 and First Quarter FY 2009

	Fiscal Quarter Ended
	January 1, 2010	January 2, 2009
SCIENTIFIC INSTRUMENTS SEGMENT
Operating Earnings
U.S. GAAP as reported	$9,422	$16,423
Adjustments:
Acquisition-related intangible amortization	1,796	2,055
Acquisition-related inventory write-up amortization	30	17
Costs related to pending acquisition by Agilent	1,815	—
Restructuring and other related costs	726	1,591

As adjusted	$13,789	$20,086

Operating Margins
U.S. GAAP as reported	5.7%	9.6%
Adjustments:
Acquisition-related intangible amortization	1.1	1.2
Acquisition-related inventory write-up amortization	0.0	0.0
Costs related to pending acquisition by Agilent	1.1	—
Restructuring and other related costs	0.4	0.9

As adjusted	8.3%	11.7%

VACUUM TECHNOLOGIES SEGMENT
Operating Earnings
U.S. GAAP as reported	$7,117	$7,036
Adjustments:
Restructuring and other related costs	18	121

As adjusted	$7,135	$7,157

Operating Margins
U.S. GAAP as reported	20.6%	19.3%
Adjustments:
Restructuring and other related costs	0.0	0.3

As adjusted	20.6%	19.6%

GENERAL (UNALLOCATED) CORPORATE
Operating Earnings
U.S. GAAP as reported	$(4,085)	$(3,568)
Adjustments:
Costs related to pending acquisition by Agilent	1,376	—

As adjusted	$(2,709)	$(3,568)